CONDENSED BALANCE SHEETS [Parenthetical] (USD $)	Dec. 31, 2013	Dec. 31, 2012
Preferred Stock, Par value (in dollars per share)	$ 0.001	$ 0.001
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, issued	0	0
Preferred stock, outstanding	0	0
Common Stock, Par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	125,000,000	125,000,000
Common stock, issued	88,794,222	75,215,713
Common stock, outstanding	88,794,222	75,215,713